UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983-1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Preferred Stock, Par Value $25 Per Share, 4%, Noncumulative	KSU	New York Stock Exchange
Common Stock, $.01 Per Share Par Value	KSU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders of the Company held on May 20, 2021, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company's definitive proxy statement for the 2021 Annual Meeting previously filed with the Securities and Exchange Commission on April 9, 2021.

Proposal 1 – Election of ten directors

The following nominees for the Board of Directors of the Company were elected to hold office until the Annual Meeting of Stockholders of the Company in 2022:

Nominee: Lydia I. Beebe
For	Against	Abstain	Broker Non-Vote
70,861,291	4,997,645	113,507	5,760,877

Nominee: Lu M. Cordova
For	Against	Abstain	Broker Non-Vote
73,928,399	1,928,067	115,977	5,760,877

Nominee: Robert J. Druten
For	Against	Abstain	Broker Non-Vote
69,767,008	6,151,200	54,235	5,760,877

Nominee: Antonio O. Garza, Jr.
For	Against	Abstain	Broker Non-Vote
74,166,729	1,689,759	115,955	5,760,877

Nominee: David Garza-Santos
For	Against	Abstain	Broker Non-Vote
70,856,805	4,914,331	201,307	5,760,877

Nominee: Janet H. Kennedy
For	Against	Abstain	Broker Non-Vote
75,561,599	360,723	50,121	5,760,877

Nominee: Mitchell J. Krebs
For	Against	Abstain	Broker Non-Vote
75,384,041	531,885	56,516	5,760,877

Nominee: Henry M. Maier
For	Against	Abstain	Broker Non-Vote
68,515,595	7,396,164	60,683	5,760,877

Nominee: Thomas A. McDonnell
For	Against	Abstain	Broker Non-Vote
69,564,784	6,358,122	49,537	5,760,877

Nominee: Patrick J. Ottensmeyer
For	Against	Abstain	Broker Non-Vote
74,789,163	1,140,449	42,831	5,760,877

Proposal 2 – Ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021.

Company stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2021 as set forth below:

For	Against	Abstain
81,529,234	153,235	50,851

Proposal 3 – Advisory (non-binding) vote approving the 2020 compensation of the Company's Named Executive Officers.

Company stockholders cast their votes with respect to the advisory (non-binding) vote approving the 2020 compensation of the Company's Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Vote
39,655,977	35,963,182	353,285	5,760,877

Item 7.01     Regulation FD Disclosure

In a news release dated May 20, 2021, the Company announced the results of its 2021 Annual Meeting of Stockholders. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	News release dated May 20, 2021, issued by Kansas City Southern entitled "KCS Holds Annual Meeting of Stockholders, Elects Ten Directors and Announces Preferred and Common Dividends."
104	Cover page information from Kansas City Southern’s Current Report on Form 8-K filed on May 25, 2021, formatted in iXBRL (Inline Extensible Business Reporting Language) and included as Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: May 25, 2021

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Senior Vice President - Chief Legal Officer & Corporate Secretary